                             LETTER OF TRANSMITTAL

                    TO TENDER SHARES OF VOTING COMMON STOCK
                                       OF

                         ABR INFORMATION SERVICES, INC.

                       PURSUANT TO THE OFFER TO PURCHASE
                               DATED MAY 7, 1999
                                       BY
                            SPRING ACQUISITION CORP.
                          A WHOLLY OWNED SUBSIDIARY OF
                              CERIDIAN CORPORATION
-----------------------------------------------------------------------------
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, JUNE 4, 1999, UNLESS THE OFFER IS EXTENDED.
--------------------------------------------------------------------------------

                        THE DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

          BY MAIL:              BY FACSIMILE TRANSMISSION:    BY HAND OR OVERNIGHT COURIER:
Tender & Exchange Department    (FOR ELIGIBLE INSTITUTIONS    Tender & Exchange Department
       P.O. Box 11248                      ONLY)                   101 Barclay Street
    Church Street Station             (212) 815-6213           Receive and Deliver Window
   New York, NY 10286-1248         CONFIRM FACSIMILE BY            New York, NY 10286
                                        TELEPHONE:
                                      (800) 507-9357

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE TRANSMISSION OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

    This Letter of Transmittal is to be completed by stockholders of ABR Information Services, Inc. (the "Company") if certificates for Shares (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in Section 4 of the Offer to Purchase) is utilized, if delivery of Shares is to be made by book-entry transfer to the accounts maintained by The Bank of New York, as Depositary (the "Depositary"), at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in Section 4 of the Offer to Purchase. Holders of Shares whose certificates for Shares are not immediately available, or who are unable to deliver their Shares or confirmation of the book-entry tender of their Shares into the Depositary's account at the Book-Entry Transfer Facility ("Book Entry Confirmation") and all other documents required by this Letter of Transmittal to the Depositary on or prior to the Expiration Date (as defined in the Offer to Purchase), must tender their Shares according to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. See Instruction 2. DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
    MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

    Name of Tendering Institution ______________________________________________
    Account Number _____________________________________________________________
    Transaction Code Number ____________________________________________________

/ /  CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING. PLEASE ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY.

    Name(s) of Registered Owner(s)______________________________________________
    Window Ticket Number (if any)_______________________________________________
    Date of Execution of Notice of Guaranteed Delivery__________________________ Name of Institution which Guaranteed Delivery_______________________________ Account Number______________________________________________________________
    Transaction Code Number_____________________________________________________

-------------------------------------------------------------------------------------------------------------
                                       DESCRIPTION OF TENDERED SHARES
-------------------------------------------------------------------------------------------------------------
      NAME(S) AND ADDRESS(ES) OF REGISTERED OWNER(S)
      (PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S)            SHARE CERTIFICATE(S) AND SHARE(S) TENDERED
            APPEAR(S) ON STOCK CERTIFICATE(S)                 (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
-------------------------------------------------------------------------------------------------------------
                                                                              TOTAL NUMBER
                                                                                OF SHARES
                                                                               REPRESENTED        NUMBER
                                                              CERTIFICATE          BY            OF SHARES
                                                              NUMBER(S)*     CERTIFICATE(S)*    TENDERED**
                                                            -------------------------------------------------

                                                            -------------------------------------------------

                                                            -------------------------------------------------

                                                            -------------------------------------------------

                                                            -------------------------------------------------

                                                            -------------------------------------------------

                                                            TOTAL SHARES:
-------------------------------------------------------------------------------------------------------------
 *  Need not be completed by stockholders delivering Shares by book-entry transfer.
**  Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the Depositary are being Tendered. See Instruction 4.
-------------------------------------------------------------------------------------------------------------

    The name(s) and address(es) of the registered holder(s) should be printed, if not already printed above, exactly as they appear on the certificate(s) representing the Shares tendered hereby. The certificates and number of Shares that the undersigned wishes to tender should be indicated in the appropriate box.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

    The undersigned hereby tenders to Spring Acquisition Corp., a Florida corporation (the "Purchaser") and a wholly owned subsidiary of Ceridian Corporation, a Delaware corporation ("Parent"), the above-described shares of voting common stock, par value $0.01 per share (the "Shares"), of ABR Information Services, Inc., a Florida corporation (the "Company"), pursuant to the Purchaser's offer to purchase all outstanding Shares at a price of $25.50 per Share, net to the seller in cash, without any interest, upon the terms and subject to the conditions set forth in the Offer to Purchase dated May 7, 1999 (the "Offer to Purchase") and in this Letter of Transmittal (which together constitute the "Offer"), receipt of which are hereby acknowledged. The undersigned understands that the Purchaser reserves the right to transfer or assign, in whole or in part from time to time, to Parent or one or more of its other direct or indirect wholly owned subsidiaries, the right to purchase all or any portion of the Shares tendered pursuant to the Offer.

    Subject to, and effective upon, acceptance for payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares and other securities and property issued or issuable or distributed or distributable in respect thereof on or after May 7, 1999 and prior to the transfer to the name of the Purchaser or nominee or transferee of the Purchaser on the Company's stock transfer records of the Shares tendered herewith (collectively, a "Distribution")), and irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to such Shares (and any Distribution) with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (i) deliver certificates for such Shares (and any Distribution), or transfer ownership of such Shares (and any Distribution) on the account books maintained by the Book-Entry Transfer Facility, together in any such case, with all accompanying evidences of transfer and authenticity, to, or upon the order of, the Purchaser, upon receipt by the Depositary, as the undersigned's agent, of the purchase price (adjusted, if appropriate, as provided in the Offer to Purchase); (ii) present such Shares (and any Distribution) for transfer on the books of the Company; and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any Distribution), all in accordance with the terms and subject to the conditions of the Offer.

    The undersigned hereby irrevocably appoints the Purchaser, its officers and its designees, and each of them and any other designees of the Purchaser, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to exercise all voting and other rights of the undersigned in such manner as each such attorney-in-fact and proxy or the substitute for any such attorney-in-fact and proxy shall in the sole discretion of each such attorney-in-fact and proxy or his or her substitutes deem proper, and otherwise act (including pursuant to written consent) with respect to all of the Shares tendered hereby (and any Distribution) which have been accepted for payment by the Purchaser prior to the time of such vote or other action and which the undersigned is entitled to vote at any meeting of stockholders (whether annual or special and whether or not an adjourned meeting), or consent in lieu of any such meeting, or otherwise. This Proxy will be irrevocable and coupled with an interest and is granted in consideration of, and is effective upon, the acceptance for payment of such Shares by the Purchaser in accordance with the terms of the Offer. Such acceptance for payment shall revoke, without further action, any other power of attorney and/or proxy given by the undersigned at any time with respect to such Shares (and any distribution) and no subsequent power of attorney or proxy may be given (and if given will not be effective) with respect thereto by the undersigned. The undersigned understands that the Purchaser expressly reserves the right to require that, in order for Shares to be validly tendered, immediately upon the Purchaser's acceptance for payment of such Shares (and any Distribution), the Purchaser is able to exercise full voting rights and other rights of a record and beneficial holder thereof, including rights in respect of acting by written consent with respect to such Shares (and any Distribution) or voting at any meeting of stockholders.

    The undersigned hereby represents and warrants that: (i) the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby (and any Distribution) and (ii) when the same are accepted for payment by the Purchaser, the Purchaser will acquire good, marketable and unencumbered title thereto (and any Distribution), free and clear of all liens, restrictions, charges, claims and encumbrances, except as created hereby, and the same will not be subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents reasonably deemed by the Depositary, the Purchaser or Parent to be reasonably necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby (and any Distribution). In addition, the undersigned shall promptly remit and transfer to the Depositary for the account of the Purchaser the whole of any Distribution issued to the undersigned on or after May 7, 1999, in respect of the Shares tendered hereby, accompanied by appropriate documentation of transfer. Pending such remittance, the Purchaser shall be entitled to all rights and privileges as owner of any such Distribution and may, subject to the terms of the Merger Agreement, withhold the entire purchase price or deduct from the purchase price the amount or value thereof, as determined by the Purchaser in its sole discretion.

    All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

    The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 4 of the Offer to Purchase and in the instructions hereto will constitute the tendering stockholder's acceptance of the terms and conditions of the Offer, as well as the tendering stockholder's representation and warranty that such stockholder has the full power and authority to tender and assign the Shares tendered (and any Distribution), as specified in this Letter of Transmittal. The Purchaser's acceptance for payment of Shares pursuant to the Offer will constitute a binding agreement between the tendering stockholder and the Purchaser upon the terms and subject to the conditions of the Offer.

    Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the undersigned. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned's signature. In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of, and deliver said check and/or return such certificates to, the person or persons so indicated. Unless otherwise indicated in the box entitled "Special Payment Instructions", please credit any Shares tendered hereby and delivered by book-entry transfer which are not purchased by crediting the account at the Book-Entry Transfer Facility. The undersigned recognizes that the Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered holder thereof if the Purchaser does not accept for payment any of the Shares so tendered.

/ / Check here if any of the certificates representing Shares that you own have been lost, destroyed or stolen and see Instruction 11.

--------------------------------------------------------------------------------

-----------------------------------------------------

                          SPECIAL PAYMENT INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be issued in the name of someone other than the undersigned and/or Shares tendered hereby and delivered by book-entry transfer that are not accepted for payment are to be returned by credit to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.
  Issue     / / check    / / certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)
  Address ____________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

  Credit Shares delivered by book-entry transfer and not purchased to the Book-Entry Transfer Facility Account

  ____________________________________________________________________________
                                (ACCOUNT NUMBER)

  ____________________________________________________________________________
  ____________________________________________________________________________

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 5, 6 AND 7)

      To be completed ONLY if certificates for Shares not tendered or not purchased and/or the check for the purchase price of Shares purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that shown above.
  Mail     / / check    / / certificates to:

  Name _______________________________________________________________________
                                 (PLEASE PRINT)

  Address ____________________________________________________________________

  ____________________________________________________________________________
  ____________________________________________________________________________
  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)
   __________________________________________________________________________
                 (TAX IDENTIFICATION OR SOCIAL SECURITY NUMBER)
                           (SEE SUBSTITUTE FORM W-9)

   __________________________________________________________________________

   __________________________________________________________________________
                                   IMPORTANT
                                   SIGN HERE
                      (ALSO COMPLETE SUBSTITUTE FORM W-9)
   __________________________________________________________________________

   __________________________________________________________________________
                            SIGNATURE(S) OF OWNER(S)
  Dated: _______, 1999
      (Must be signed by registered owner(s) exactly as name(s) appear(s) on certificate(s) for Shares or on a security position listing or by person(s) authorized to become registered owner(s) by certificates and documents transmitted herewith. If signature is (are) by trustees, executors, administrators, guardians, attorneys-in-fact, agents, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. See Instruction 5.)
  Name(s) ____________________________________________________________________

  Name of Firm _______________________________________________________________
                                 (PLEASE PRINT)

  Capacity (full title) ______________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________

  ____________________________________________________________________________
                               (INCLUDE ZIP CODE)

  Area Code and Telephone Numbers (   )_______________________________________

  Taxpayer Identification or Social Security No. _____________________________

                           (SEE SUBSTITUTE FORM W-9)

  ____________________________________________________________________________

  ____________________________________________________________________________

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED; SEE INSTRUCTIONS 1 AND 5)

  Name(s) ____________________________________________________________________

                                 (Please Print)

  Authorized Signature _______________________________________________________

  Name of Firm _______________________________________________________________

  Address ____________________________________________________________________

  ____________________________________________________________________________
                              (INCLUDING ZIP CODE)

  Area Code and Telephone Number _____________________________________________

  Dated: ________________________________, 1999

--------------------------------------------------------------------------------

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (SEE INSTRUCTION 9)

------------------------------------------------------------------------------------------------------------
           SUBSTITUTE              PART 1 - PLEASE PROVIDE YOUR TIN IN THE       ------------------------
            FORM W-9               BOX AT RIGHT AND CERTIFY BY SIGNING AND           Social Security
                                   DATING BELOW.                               OR ------------------------
                                                                              Employer Identification Number
                                   -------------------------------------------------------------------------
   Department of the Treasury,     Part 2 - Certification - Under Penalties   Part 3 --
    Internal Revenue Service       of Perjury, I certify that:

  Payer's Request for Taxpayer     (1) The number shown on this form is my    Awaiting
   Identification Number (TIN)     correct Taxpayer Identification Number     TIN / /
                                   (or I am waiting for a number to be
                                   issued to me and have checked the box in
                                   Part 3) and

                                   (2) I am not subject to backup
                                   withholding because: (a) I am exempt from
                                   backup withholding, or (b) I have not
                                   been notified by the Internal Revenue
                                   Service (the "IRS") that I am subject to
                                   backup withholding as a result of a
                                   failure to report all interest or
                                   dividends, or (c) the IRS has notified me
                                   that I am no longer subject to backup
                                   withholding.
------------------------------------------------------------------------------------------------------------
                                   CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                                    SIGNATURE: ----------------------------                 DATE
                                    -------------------
------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

               YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU
               CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue
 Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer
 Identification Number within sixty (60) days.
---------------------------------------------                  ----------------------------------------, 1999
                     SIGNATURE                                                                 DATE

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
 have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue
 Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of payment, 31% of all reportable payments made to me will be withheld, but that such amounts will be refunded to me if I then provide a Taxpayer
 Identification Number within sixty (60) days.
---------------------------------------------                  ----------------------------------------, 1999
                     SIGNATURE                                                                 DATE

 I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (1) I

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

    1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of Shares) of Shares tendered herewith, unless such holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" above, or (b) if such Shares are tendered for the account of a member firm of a registered national securities exchange, a member of the NASD, a commercial bank or trust company having an office, branch or agency in the United States or other institution that is a member of the Medallion Signature Guaranty Program (an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 of this Letter of Transmittal.

    2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by stockholders either if Share certificates are to be forwarded herewith or, unless an Agent's Message is utilized, if tenders are to be made pursuant to the procedure for tender by book-entry transfer set forth in Section 4 of the Offer to Purchase. Certificates for tendered Shares, or timely confirmation (a "Book-Entry Confirmation") of a book-entry transfer of such Shares into the Depositary's account at the Book-Entry Transfer Facility, as well as this Letter of Transmittal (or a facsimile hereof), properly completed and duly executed with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Depositary at one of its addresses set forth on the front page of this Letter of Transmittal prior to the Expiration Date. Stockholders whose certificates are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary prior to the Expiration Date or who cannot complete the procedure for delivery by book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing a Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedure set forth in Section 4 of the Offer to Purchase. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form made available by the Purchaser, must be received by the Depositary prior to the Expiration Date; and (iii) the certificates (or a Book-Entry Confirmation) representing all tendered Shares, in proper form for transfer, in each case together with the Letter of Transmittal (or a facsimile thereof), properly completed and duly executed with any required signature guarantees (or, in the case of a book-entry delivery, an Agent's Message) and any other documents required by this Letter of Transmittal, must be received by the Depositary within three Nasdaq National Market trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the Nasdaq National Market operated by the National Association of Securities Dealers is open for business. If certificates are forwarded separately to the Depositary, a properly completed and duly executed Letter of Transmittal must accompany each such delivery.

    The method of delivery of certificates for Shares and all other required documents, including delivery through any Book-Entry Transfer Facility, is at the option and risk of the tendering stockholder. Delivery will be deemed made only when actually received by the Depositary. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

    No alternative, conditional or contingent tenders will be accepted, and no fractional Shares will be purchased (unless you are tendering all of the Shares you own). All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive any notice of the acceptance of their Shares for payment.

    3. INADEQUATE SPACE. If the space provided herein is inadequate, the certificate number(s) and/or the number of Shares and any other required information should be listed on a separate signed schedule attached hereto.

    4. PARTIAL TENDERS. (Not Applicable to stockholders who tender by book-entry transfer.) If fewer than all of the Shares evidenced by any certificate delivered to the Depositary are to be tendered, fill in the number of Shares which are to be tendered in the box entitled "Number of Shares Tendered." In such a case, new stock certificate(s) for the Shares that were evidenced by your old Share certificate(s), but were not tendered by you, will be sent to you (unless otherwise provided in the appropriate box on this Letter of Transmittal) as soon as practicable after the Expiration Date or termination of the Offer. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

    5. SIGNATURES ON LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

    If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

    If any of the tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

    If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Purchaser of their authority so to act must be submitted.

    If this Letter of Transmittal is signed by the registered holder(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or not purchased are to be issued in the name of a person other than the registered holder(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, the certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificate(s) for such Shares. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

    6. STOCK TRANSFER TAXES. Except as otherwise provided in this Instruction 6, the Purchaser will pay or cause to be paid any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificate(s) for Shares not tendered or accepted for payment are to be registered in the name of, any person other than the registered holder(s), if a transfer tax is imposed for any reason other than the sale or transfer of Shares to Purchaser pursuant to the Offer, or if tendered certificate(s) are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s) or such person) payable on account of the transfer to such person will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or an exemption therefrom is submitted.

    Except as otherwise provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) listed in this Letter of Transmittal.

    7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If the check for the purchase price of any Shares purchased is to be issued, or any Shares not tendered or not purchased are to be returned, in the name of a person other than the person(s) signing this Letter of Transmittal, or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer may request that Shares not purchased be credited to such account at the Book-Entry Transfer Facility as such stockholder may designate under "Special Payment Instructions." If no such instructions are given, any such Shares not purchased will be returned by crediting the account at the Book-Entry Transfer.

    8. WAIVER OF CONDITIONS; IRREGULARITIES. Except as otherwise provided in the Offer to Purchase, the Purchaser also reserves the absolute right to waive any defect or irregularity in any tender of Shares. All questions as to the form of documents and the validity, eligibility (including time of receipt) and acceptance for payment of any tender of Shares will be determined by the Purchaser, in its sole discretion, which determination shall be final and binding. The Purchaser reserves the absolute right to reject any or all tenders of Shares determined by it not to be in proper form or the acceptance for payment of or payment for tenders of Shares which may, in the opinion of the Purchaser's counsel, be unlawful. No tender of Shares will be deemed to have been properly made until all defects and irregularities relating thereto have been cured or waived. The Purchaser's interpretation of the terms and conditions of the Offer in this regard will be final and binding. None of the Purchaser, the Dealer Manager, the Depositary, the Information Agent or any other person will be under any duty to give notification of any defect or irregularity in tenders or incur any liability for failure to give any such notification.

    9. SUBSTITUTE FORM W-9. Under U.S. federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the Depositary with a correct Taxpayer Identification Number ("TIN"), generally the stockholder's social security or federal employer identification number, with certain other information, on the above Substitute Form W-9. Failure to provide the information on the form may subject the tendering stockholder or other payee to a $50 penalty. In addition, payments that are made to such stockholder or other payee with respect to Shares purchased pursuant to the Offer may be subject to 31% federal income tax withholding on the payment of the purchase price.

    Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, the stockholder must submit the appropriate version of Form W-8, signed under penalties of perjury, attesting to that individual's exempt status. The appropriate version of Form W-8 can be obtained from the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

    If backup withholding applies, the Depositary is required to withhold 31% of any such payments made to the stockholder or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld, provided that the requested information is given to the Internal Revenue Service. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

    To prevent backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the Depositary of such stockholder's correct TIN by completing the Substitute Form W-9 certifying (i) that the TIN provided on the Substitute Form W-9 is correct (or that such stockholder is awaiting a TIN) and
(ii) that (a) such stockholder has not been notified by the Internal Revenue Service that such stockholder is subject to backup withholding as a result of a failure to report all interest or dividends or (b) the Internal Revenue Service has notified such stockholder that such stockholder is no longer subject to backup withholding.

    The box in Part 3 of the Substitute Form W-9 may be checked if the tendering stockholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the stockholder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, if the stockholder or other payee does not provide a properly certified TIN to the Depositary within 60 days, the Depositary will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such stockholder if a TIN is provided to the Depositary within 60 days.

    The stockholder is required to give the Depositary the TIN (e.g. social security number or employer identification number) of the record owner of the Shares or of the last transferee appearing on the transfers attached to, or endorsed on, the Share certificates. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

    10. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions or requests for assistance may be directed to the Information Agent or the Dealer Manager at its address and telephone numbers set forth below. Additional copies of the Offer to Purchase, this Letter of Transmittal and the Notice of Guaranteed Delivery may also be obtained from the Information Agent or the Dealer Manager or from brokers, dealers, commercial banks or trust companies.

    11. LOST, DESTROYED OR STOLEN CERTIFICATES. If any certificate evidencing Shares has been lost, destroyed or stolen, the tendering stockholder should promptly notify the Company's transfer agent. The tendering stockholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

    IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE COPY HEREOF) OR AN AGENT'S MESSAGE TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER OR A PROPERLY COMPLETED AND DULY EXECUTED NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE.

    FACSIMILE COPIES OF THE LETTER OF TRANSMITTAL, PROPERLY COMPLETED AND DULY EXECUTED, WILL BE ACCEPTED. THE LETTER OF TRANSMITTAL, CERTIFICATES FOR SHARES AND ANY OTHER REQUIRED DOCUMENTS SHOULD BE SENT OR DELIVERED BY EACH STOCKHOLDER OF THE COMPANY OR HIS OR HER BROKER, DEALER, COMMERCIAL BANK, TRUST COMPANY OR OTHER NOMINEE TO THE DEPOSITARY AT ONE OF ITS ADDRESSES SET FORTH BELOW:

                        THE DEPOSITARY FOR THE OFFER IS:
                              THE BANK OF NEW YORK

            BY MAIL:                 BY FACSIMILE TRANSMISSION:      BY HAND OR OVERNIGHT COURIER:
                                  (FOR ELIGIBLE INSTITUTIONS ONLY)
  Tender & Exchange Department             (212) 815-6213             Tender & Exchange Department
         P.O. Box 11248           CONFIRM FACSIMILE BY TELEPHONE:          101 Barclay Street
     Church Street Station                 (800) 507-9357              Receive and Deliver Window
    New York, NY 10286-1248                                                New York, NY 10286

Questions and requests for assistance may be directed to the Information Agent or the Dealer Manager at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent or the Dealer Manager as set forth below, and will be furnished promptly at the Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    THE INFORMATION AGENT FOR THE OFFER IS:

                                     [LOGO]

                               Wall Street Plaza
                            New York, New York 10005
                 Banks and Brokers Call Collect: (212) 440-9800
                                       or
                   All Others Call Toll Free: (800) 223-2064

                      THE DEALER MANAGER FOR THE OFFER IS:

                                     [LOGO]

                                245 Park Avenue
                            New York, New York 10167
                         Call Toll Free: (888) 225-1793